SECURITIES & EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) May 20, 1999
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                           CASTLE BANCGROUP, INC.
                           ----------------------
           (Exact Name of registrant as specified in its charter)


                                  Delaware
                                  --------
               (State or other jurisdiction of incorporation)

   0-25914                                           36-3238190
   ------------------------                          --------------------
   (Commission File Number)                          (IRS Employer
                                                     Identification No.)

   121 W. Lincoln Hwy. DeKalb, Il.    60115
   -----------------------------------------
   (Address including zip code of Principal Executive Offices)


   Registrant's telephone number, including area code (815) 758-7007
                                                      --------------

   Item 5.   Other Events

        Pursuant to Rule 416(b) under the Securities Act of 1933, the number of shares of common stock of the Registrant registered for sale under the Securities Act by the following Registration Statements on Forms S-3 and S-8, which remain unsold as of May 20, 1999, have been deemed to be increased to reflect a two-for-one stock split effected on May 20, 1999.

	Registration Statement on Form S-8 (Reg. No. 333-70825) filed with the SEC on January 20, 1999.

	Registration Statement on Form S-3 (Reg. No. 333-70867) filed with the SEC on January 20, 1999.

	Registration Statement on Form S-8 (Reg. No. 33-87658) filed with the SEC on December 22, 1994.

   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CASTLE BANCGROUP, INC.



   Date:  May 27, 1999                    By:  /s/ Micah R. Bartlett
                                               -----------------------
                                               Micah R. Bartlett
                                               Vice President and Controller